Short-Term Borrowings	12 Months Ended
Mar. 31, 2017
Debt Instruments [Abstract]
Debt Disclosure Text Block

3. Short-Term Borrowings

The Company completed the closing of a new five-year revolving credit facility (“Revolver”) on July 5, 2016. Maximum borrowings under the Revolver total $400.0 million from April through July and $500.0 million from August through March.  The Revolver balance as of March 31, 2017 was $214.8 million, with a weighted average interest rate of 2.22% (LIBOR plus a spread) and is included in Long-Term Debt in the accompanying Consolidated Balance Sheet. The Revolver is secured by accounts receivable and inventories with a carrying value of $670.2 million. The Company had $13.1 million and $13.2 million of outstanding standby letters of credit as of March 31, 2017 and 2016, respectively, which reduces borrowing availability under the Revolver. See Note 4, Long-Term Debt, for additional comments related to the Revolver.

During 2017 and 2016, the Company entered into some interim lease notes which financed down payments for various equipment orders at market rates. As of March 31, 2017, these interim notes had not been converted into operating leases since the equipment was not yet delivered. These notes, which total $0.2 million and $0.4 million as of March 31, 2017 and 2016, respectively, are included in notes payable in the accompanying Consolidated Balance Sheets. These notes are expected to be converted into operating leases within the next twelve months. Until then, they bear interest at an annual rate of 2.29% in 2017 and 1.94% in 2016.